Income Taxes	3 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

6. INCOME TAXES

The effective tax rate for the three months ended March 31, 2014 was 65.3% compared to 52.3% for the three months ended March 31, 2013. The higher effective tax rate in 2014 was due primarily to the exceptional pre-tax charge relating to the re-measurement of Venezuelan assets, for which no corresponding tax benefit has been recorded.